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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2004

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0-50876             65-1233977
         -------------                  -------             ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                          06770
------------------------------------------                         -----
(Address of principal executive offices)                         (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On October 26, 2004, Naugatuck Valley Financial Corporation announced its financial results for the quarter ended September 30, 2004. The press release announcing financial results for the quarter ended September 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         Exhibit 99.1  Press Release dated October 26, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: October 27, 2004                By: /s/ Lee R. Schlesinger
                                          --------------------------------------
                                          Lee R. Schlesinger
                                          Vice President and Treasurer